UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

PROGAMING PLATFORMS CORP.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 333-168527

Delaware	98-0663823
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

60 Mazeh Street, Apartment 12,
Tel Aviv, Israel 65789

 (Address of principal executive offices, including Zip Code)

+ 972 (54) 2229702

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.03	Material Modification to Rights of Security Holders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit Index

Ex-3.1	Certificate of Amendment of Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 1, 2012.

Ex-99.1	Press Release dated March 1, 2012

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Section 3 — Securities and Trading Markets

Item 3.03	Material Modification to Rights of Security Holders.

See Item 5.03 below.

Section 5 — Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2012, ProGaming Platforms Corp. (the “Company”) filed a Certificate of Amendment of its Certificate of Incorporation with the Secretary of State of the State of Delaware effecting a forward stock split of the Company’s issued and outstanding shares of Common stock at a ratio of ten-for-one (the “Forward Split”).  The Certificate of Amendment provides that each one (1) outstanding share of the Company’s Common Stock, par value $0.0001 per share, will be split and converted, automatically, without further action, into ten (10) shares of Common Stock.  The Forward Split will increase the number of issued and outstanding shares of the Company’s common stock from 5,040,000 shares to 50,400,000 shares.

The Record Date for the Forward Split was March 1, 2012, and the Forward Split became effective on the close of business on March 1, 2012. Trading of the Company’s common stock on the OTCBB on a split-adjusted basis will begin at the open of trading on March 2, 2012.  No fractional shares will be issued in connection with the Forward Split.  The par value and other terms of the stock were not affected by the Forward Split.

The Company’s transfer agent, VStock Transfer, acting as payment agent for the Forward Split, will issue new share certificates evidencing the Forward Split on or about March 1, 2012.

A more detailed description of the Forward Split and its principal effects is contained in the Company’s Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on February 7, 2012.

No change was made to the CUSIP or trading symbol of the Company’s common stock.

A copy of the Certificate of Amendment is attached hereto and is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 1, 2012, the Company issued a press release with respect to the Forward Split described above.  A copy of such press release is attached hereto and is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment of Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 1, 2012.
99.1	Press Release dated March 1, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROGAMING PLATFORMS CORP.

By:	/s/ Tamir Levinas
Name:	Mr. Tamir Levinas
Title:	Chief Executive Officer

Date: March 1, 2012

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